Exhibit 77C(i)


LAST MEETING OF SHAREHOLDERS
A Special Meeting for the shareholders of Riggs Prime Money Market Fund was held on
June 15, 1999. On April 27, 1999, the record date for shareholders voting at the meeting, there were 390,220,577 total outstanding shares.
The following items were considered by shareholders and the results of their voting were as follows:

1.  Election of Trustees:
Names	For	Against	Abstentions and
Broker Non-Votes	Withheld Authority To Vote
Thomas G. Bigley	202,443,919
	1,774,311
Nicholas P. Constantakis	202,443,919
	1,774,311
John F. Cunningham	202,443,919
	1,774,311
J. Christopher Donahue	202,454,690
	1,763,540
Charles F. Mansfield, Jr.	202,454,690
	1,763,540
John E. Murray, Jr.	202,454,690
	1,763,540
John S. Walsh	202,454,690	  1,763,540

1 The following Directors of the Trust continued their terms as Directors of the Trust: John F. Donahue,
Lawrence D. Ellis, and Marjorie P. Smuts.

2.To ratify the selection of Ernst & Young as the
	Trust's Independent Auditors.
For		Against		Abstain		Broker Non-Votes
202,679,070	325,585		1,213,574




b.	To make changes to the Fund's fundamental
	investment policies.
a.	To amend the Fund's fundamental investment
	policy regarding diversification.
For		Against		Abstain		Broker Non-Votes
201,031,629	1,876,589	1,310,011	1

c.	To amend the Fund's fundamental policy
	regarding borrowing money and issuing senior
	securities.
For		Against		Abstain		Broker Non-Votes
200,831,150	1,897,129	1,489,950	1

c.  	To amend the Fund's fundamental investment
	policy regarding investments in real estate.
For		Against		Abstain		Broker Non-Votes
200,935,362	1,965,023	1,317,845

d.	To amend the Fund's fundamental investment
	policy regarding investments in commodities.
For		Against		Abstain		Broker Non-Votes
200,727,701	2,168,979	1,321,549	1

e.	To amend the Fund's fundamental investment
	policy regarding underwriting securities.
For		Against		Abstain		Broker Non-Votes
200,106,709	2,637,893	1,473,626	2

f.	To amend the Fund's fundamental investment
	policy regarding lending by the Fund.
For		Against		Abstain		Broker Non-Votes
200,748,913	2,113,523	1,355,793	1

g.	To amend the Fund's fundamental investment
	policy regarding concentration of the Fund's
	investments in the securities of companies in
	the same industry.
For		Against		Abstain		Broker Non-Votes
200,784,211	2,070,852	1,363,166	1

a.	To amend, and to make non-fundamental,the
	Fund's fundamental investment policy regarding
	Buying securities on margin.
For		Against		Abstain		Broker Non-Votes
200,281,300	2,696,010	1,240,919	1

b.	To amend, and to make non-fundamental, the
	Fund's Fundamental investment policy regarding
	pledging assets.
For	A	gainst		Abstain		Broker Non-Votes
200,124,937	2,870,499	1,222,794

d.	To eliminate certain of the Fund's fundamental
	investment policies:
a.	To remove the Fund's fundamental investment policy
	on selling securities short.
For		Against		Abstain		Broker Non-Votes
200,021,791	2,742,938	1,453,500	1

b.	To remove the Fund's fundamental investment policy on
	investments in restricted securities.
For		Against		Abstain		Broker Non-Votes
200,127,966	2,774,407	1,301,976	13,881




	Exhibit 77C(ii)
	LAST MEETING OF SHAREHOLDERS
	A Special Meeting for the shareholders of Riggs U.S. Treasury Money Market Fund was held on June 30, 1999. On April 27, 1999, the record date for shareholders voting at the meeting, there were 145,141,817 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

	1.  Election of Trustees:
	Names	For	Against	Abstentions and
	Broker Non-Votes	Withheld Authority To Vote
	Thomas G. Bigley	76,162,803
	60,060
	Nicholas P. Constantakis	76,162,803
	60,060
	John F. Cunningham	76,162,833
	60,030
	J. Christopher Donahue	76,222,863	0
	Charles F. Mansfield, Jr.	76,222,863	0
	John E. Murray, Jr.	76,222,863	0
	John S. Walsh	76,222,863		0
e.	The following Directors of the Trust continued
	Their terms as Directors of the Trust: John F.
	Donahue,Lawrence D. Ellis, and Marjorie P. Smuts.

f.	To ratify the selection of Ernst & Young as the
	Trust's Independent Auditors.
For		Against		Abstain		Broker Non-Votes
54,924,677	1,445,470	19,852,715



g.	To make changes to the Fund's fundamental
	investment policies.
a.	To amend the Fund's fundamental investment
	policy regarding diversification.
For		Against		Abstain		Broker Non-Votes
54,888,643	1,458,910	19,875,309	1

b.	To amend the Fund's fundamental policy regarding
	borrowing money and issuing senior securities.
For		Against		Abstain		Broker Non-Votes
54,890,684	1,456,869	19,875,309	1

h.	To amend the Fund's fundamental investment policy
	regarding investments in real estate.
For		Against		Abstain		Broker Non-Votes
54,915,172	1,481,504	19,826,186	1

i.	To amend the Fund's fundamental investment policy
	regarding investments in commodities.
For		Against		Abstain		roker Non-Votes
52,919,528	3,487,506	19,815,828	1

j.	To amend the Fund's fundamental investment policy
	regarding underwriting securities.
For		Against		Abstain		Broker Non-Votes
54,891,704	1,520,711	19,810,447	1

k.	To amend the Fund's fundamental investment policy
	regarding lending by the Fund.
For		Against		Abstain		Broker Non-Votes
54,853,371	1,531,068	19,838,422	2



l.	To amend the Fund's fundamental investment
	policy regarding concentration of the Fund's
	investments in the securities of companies in
	the same industry.
For		Against		Abstain		Broker Non-Votes
54,816,485	1,520,711	19,885,667

m.	To amend, and to make non-fundamental,
	the Fund's fundamental investment policy
	regarding buying securities on margin.
For		Against		Abstain		Broker Non-Votes
54,843,791	1,543,305	19,835,767

n.	To amend, and to make non-fundamental,
	the Fund's fundamental investment policy
	regarding pledging assets.
For		Against		Abstain		Broker Non-Votes
54,900,236	1,543,403	19,779,222	2

o.	To eliminate the Fund's fundamental
	investment policy on selling securities short.
For		Against		Abstain		Broker Non-Votes
56,291,105	154,885		19,776,872	1


	Exhibit 77C(iii)
	LAST MEETING OF SHAREHOLDERS
	A Special Meeting for the shareholders of Riggs
	U.S. Government Securities Fund was held on
	June 15, 1999. On April 27, 1999, the record date for shareholders voting at the meeting, there were 3,944,242 total outstanding shares.
	The following items were considered by shareholders and the results of their voting were as follows:

	1.  Election of Trustees:
	Names	For	Against	Abstentions and
	Broker Non-Votes	Withheld Authority To Vote
	Thomas G. Bigley	3,054,094	302
	Nicholas P. Constantakis	3,054,094	302
	John F. Cunningham	3,054,094	302
	J. Christopher Donahue	3,054,094	302
	Charles F. Mansfield, Jr.	3,054,094	302
	John E. Murray, Jr.	3,054,094	302
	John S. Walsh	3,054,094		302
p.	The following Directors of the Trust continued
	their terms as Directors of the Trust: John F.
	Donahue, Lawrence D. Ellis, and Marjorie P. Smuts.

q.	To ratify the selection of Ernst & Young as the
	Trust's Independent Auditors.
For		Against		Abstain		Broker Non-Votes
3,054,301			95



r.	To make changes to the Fund's fundamental
	investment policies.
a.	To amend the Fund's fundamental investment
	policy regarding diversification.
For		Against	Abstain		Broker Non-Votes
3,020,016	8,450	702		25,228

b.	To amend the Fund's fundamental policy
	regarding borrowing money and issuing senior
	securities.
For		Against	Abstain	Broker Non-Votes
3,016,909	8,439	3,821	25,227

c.	To amend the Fund's fundamental investment
	policy regarding investments in real estate.
For		Against	Abstain	Broker Non-Votes
3,016,909	11,558	702	25,227

d.	To amend the Fund's fundamental investment
	policy regarding investments in commodities.
For		Against	Abstain	Broker Non-Votes
3,020,028	9,141		25,227

e.	To amend the Fund's fundamental investment
	policy regarding underwriting securities.
For		Against	Abstain	Broker Non-Votes
3,016,909	8,439	3,821	25,227

f.	To amend the Fund's fundamental investment
	policy regarding lending by the Fund.
For		Against	Abstain	Broker Non-Votes
3,020,028	8,439	702	25,227



g.	To amend the Fund's fundamental investment
	policy regarding concentration of the Fund's
	investments in the securities of companies in
	the same industry.
For		Against	Abstain	Broker Non-Votes
3,020,016	8,450	702	25,228

h.	To amend, and to make non-fundamental, the
	Fund's fundamental investment policy regarding
	buying securities on margin.
For		Against	Abstain	Broker Non-Votes
3,016,802	12,367		25,227

	i.To amend, and to make non-fundamental, the
	Fund's fundamental investment policy regarding
	pledging assets.
For		Against	Abstain	Broker Non-Votes
3,016,897	11,570	702	25,227

s.	To eliminate certain of the Fund's fundamental
	investment policies:
	a.To remove the Fund's fundamental investment
	policy on selling securities short.
For		Against	Abstain	Broker Non-Votes
3,016,897	8,450	3,822	25,227

t.	To remove the Fund's fundamental investment policy
	on investments in restricted securities.
For		Against	Abstain	Broker Non-Votes
3,016,897	8,450	3,822	25,227





	Exhibit 77C(iv)
	LAST MEETING OF SHAREHOLDERS
	A Special Meeting for the shareholders of Riggs
	Stock Fund was held on June 15, 1999. On
	April 27, 1999, the record date for shareholders voting at the meeting, there were 6,433,566 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

	1.  Election of Trustees:
	Names	For	Against	Abstentions and
	Broker Non-Votes	Withheld Authority To Vote
	Thomas G. Bigley	3,833,572
	1,455
	Nicholas P. Constantakis	3,833,572
	1,455
	John F. Cunningham	3,833,572
	1,455
	J. Christopher Donahue	3,833,669
	1,358
	Charles F. Mansfield, Jr.	3,833,669
	1,358
	John E. Murray, Jr.	3,833,569
	1,458
	John S. Walsh	3,833,931	1,096
a.	The following Directors of the Trust continued
	their terms as Directors of the Trust: John F.
	Donahue, Lawrence D. Ellis, and Marjorie P. Smuts.

u.	To ratify the selection of Ernst & Young as the
	Trust's Independent Auditors.
For		Against	Abstain	Broker Non-Votes
3,820,504	13,175	1,346



3. To make changes to the Fund's fundamental investment policies.

a.  To amend the Fund's fundamental investment policy regarding diversification.
For		Against	Abstain	Broker Non-Votes
3,737,889	23,489	3,471	70,178

b.To amend the Fund's fundamental policy regarding
borrowing money and issuing senior securities.
For		Against	Abstain	Broker Non-Votes
3,735,225	18,882	10,742	70,178

c.To amend the Fund's fundamental investment policy
regarding investments in real estate.
For		Against	Abstain	Broker Non-Votes
3,742,616	18,594	3,640	70,177

d.To amend the Fund's fundamental investment policy
regarding investments in commodities.
For		Against	Abstain	Broker Non-Votes
3,732,214	29,164	3,471	70,178

e.To amend the Fund's fundamental investment policy
regarding underwriting securities.
For		Against	Abstain	Broker Non-Votes
3,738,878	15,324	10,647	70,178

f.To amend the Fund's fundamental investment policy
regarding lending by the Fund.
For		Against	Abstain	Broker Non-Votes
3,739,611	19,001	6,238	70,177

g.To amend the Fund's fundamental investment policy
regarding concentration of the Fund's investments
in the securities of companies in the same industry.
For		Against	Abstain	Broker Non-Votes
3,735,493	18,783	10,573	70,178

h.To amend, and to make non-fundamental, the Fund's
fundamental investment policy regarding buying
securities on margin.
For		Against	Abstain	Broker Non-Votes
3,730,116	28,477	6,256	70,178

a.To amend, and to make non-fundamental, the Fund's
Fundamental investment policy regarding pledging
assets.
For		Against	Abstain	Broker Non-Votes
3,734,881	23,696	6,272	70,178

v.To eliminate certain of the Fund's fundamental investment policies:

a.To remove the Fund's fundamental investment
policy on selling securities short.
For		Against	Abstain	Broker Non-Votes
3,734,525	24,048	6,277	70,177

b.To remove the Fund's fundamental investment
Policy on investments in restricted securities.
For		Against	Abstain	Broker Non-Votes
3,734,892	23,700	6,258	70,177



Exhibit 77C(v)
LAST MEETING OF SHAREHOLDERS
A Special Meeting for the shareholders of Riggs
Small Company Stock Fund was held on June 15, 1999.
On April 27, 1999, the record date for shareholders voting at the meeting, there were 3,447,703 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

	1.  Election of Trustees:
	Names	For	Against	Abstentions and
	Broker Non-Votes	Withheld Authority To Vote
	Thomas G. Bigley	2,705,055
			1,067
	Nicholas P. Constantakis	2,705,055
			1,067
	John F. Cunningham	2,705,055
			1,067
	J. Christopher Donahue	2,705,192	930
	Charles F. Mansfield, Jr.	2,705,192	930
	John E. Murray, Jr.	2,705,192	930
	John S. Walsh		2,705,192	930
b.	The following Directors of the Trust continued
	their terms as Directors of the Trust: John F.
	Donahue, Lawrence D. Ellis, and Marjorie P. Smuts.

2.  To ratify the selection of Ernst & Young as the Trust's Independent
Auditors.
For		Against	Abstain	Broker Non-Votes
2,705,151	602	368

3.To make changes to the Fund's fundamental
investment policies.
a.  To amend the Fund's fundamental investment policy regarding diversification.
For		Against	Abstain	Broker Non-Votes
2,680,881	6,504	1,005	17,732

b.To amend the Fund's fundamental policy regarding
borrowing money and issuing senior securities.
For		Against	Abstain	Broker Non-Votes
2,680,906	6,314	1,170	17,732

w.To amend the Fund's fundamental investment policy
regarding investments in real estate.
For		Against	Abstain	Broker Non-Votes
2,681,961	5,423	1,005	17,733

x.To amend the Fund's fundamental investment policy
regarding investments in commodities.
For		Against	Abstain	Broker Non-Votes
2,677,800	9,584	1,005	17,733

y.To amend the Fund's fundamental investment policy
regarding underwriting securities.
For		Against	Abstain	Broker Non-Votes
2,681,715	5,618	1,056	17,733

z.To amend the Fund's fundamental investment policy
regarding lending by the Fund.
For		Against	Abstain	Broker Non-Votes
2,681,458	5,876	1,056	17,732



aa.To amend the Fund's fundamental investment policy
regarding concentration of the Fund's investments in
the securities of companies in the same industry.
For		Against	Abstain	Broker Non-Votes
2,681,622	5,711	1,056	17,733

h.  To amend, and to make non-fundamental, the Fund's
fundamental investment policy regarding buying
securities on margin.
For		Against	Abstain	Broker Non-Votes
2,677,327	10,006	1,056	17,733

To amend, and to make non-fundamental, the Fund's
Fundamental investment policy regarding pledging
assets.
For		Against	Abstain	Broker Non-Votes
2,681,289	6,066	1,035	17,732

bb.To eliminate certain of the Fund's fundamental
Investment policies:
a.To remove the Fund's fundamental investment
Policy on selling securities short.

For		Against	Abstain	Broker Non-Votes
2,677,378	9,842	1,170	17,732

b.To remove the Fund's fundamental investment policy
on investments in restricted securities.
For		Against	Abstain	Broker Non-Votes
2,681,370	5,901	1,118	17,733